News Release

FOR IMMEDIATE RELEASE

Friday, February 1, 2008

Gannett Co., Inc. Releases December Statistical Report

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that total pro forma operating revenues for the twelfth period ended December 30, 2007, declined 24.1 percent. The twelfth period in 2007 spanned the usual four weeks compared to five weeks for the twelfth period in 2006. Therefore, comparisons are not fully representative of current trends. A schedule summarizing revenue trends excluding the extra week in 2006 has been included with this release. Total pro forma operating revenues would have been 10.8 percent lower excluding the extra week in period twelve in 2006. Pro forma assumes that all properties presently owned were owned in both periods.

December

Newspaper advertising revenues in December were 26.4 percent lower compared with the same period in 2006. Excluding the extra week in the twelfth period in 2006, pro forma advertising revenues would have declined 14.5 percent.

Pro forma local advertising revenues were down 23.7 percent in the period but would have been 9.8 percent lower excluding the fifth week in 2006.

Pro forma classified revenues declined 28.6 percent in the twelfth period. Pro forma classified revenues would have been 17.4 percent lower on a four-week to four-week comparison. On the same basis, classified revenues at our domestic newspaper properties would have declined 16.8 percent.

Pro forma national advertising revenues in December were down 29.8 percent and would have declined 21.7 percent excluding the extra week. At USA TODAY, advertising revenues were
28.4 percent lower on ad pages of 312 versus 476 last year on a four week comparison basis. For the twelfth period excluding the extra week in 2006, at USA TODAY, strong growth in the packaged goods and credit card categories was offset by weakness in other major categories.

Pro forma broadcasting revenues, which include Captivate, declined 21.7 percent in the twelfth period. Excluding the fifth week, broadcast revenues and television revenues would have been
6.5 percent lower.

Other revenue, on a comparable week basis, increased 3.1 percent in December.

Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers Partnership and Texas-New Mexico Newspapers Partnership have been reclassified from "Other revenue". It is now reflected in a separate line in the Non-operating section of the Consolidated Statement of Income titled "Equity income in unconsolidated investees, net". Reclassifications have been made for all periods presented. Other revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.

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Fourth Quarter

For the fourth quarter of 2007, total pro forma operating revenues were 11.9 percent lower. The fourth quarter was comprised of 13 weeks in 2007 compared to 14 weeks in 2006. Excluding the extra week in 2006's fourth quarter, pro forma operating revenues would have declined 7.2 percent.

Newspaper advertising revenues, on a pro forma basis, for the fourth quarter were down 12.2 percent and excluding the extra week would have been 7.7 percent lower. Domestic newspaper advertising declined 14.1 percent and on a comparable week basis would have been down 9.3 percent.

For the fourth quarter, pro forma local advertising was down 9.0 percent but would have been 3.3 percent lower excluding the extra week.

Pro forma classified revenues for the quarter declined 16.1 percent and excluding the extra week would have been 11.4 percent lower.

Pro forma national advertising was 12.9 percent lower for the fourth quarter. National advertising would have declined 11.6 percent, excluding the extra week. At USA TODAY advertising revenues were 12.7 percent lower in the quarter while paid advertising pages totaled 1,045 versus 1,285 in the fourth quarter of 2006 on a comparable week basis. On the same basis at USA TODAY, the financial, advocacy and packaged goods categories grew significantly while all other major categories lagged last year's results.

Pro forma broadcasting revenues for the quarter were down 21.7 percent and would have been 18.0 percent lower excluding the extra week. Television revenues were 18.8 percent lower on a comparable week basis reflecting primarily the relative absence of advertising demand associated with politics that totaled almost $58 million in the fourth quarter of 2006. Based on current pacings, television revenues for the first quarter of 2008 would lag last year's first quarter in the mid-single digits.

Other revenue in the quarter, excluding the extra week in 2006, was 5.3 percent higher.

In addition to the revenue and statistical summary, attached is a chart which shows the consolidated Gannett Online audience share for December from Nielsen//Net Ratings. In December, Gannett's domestic Websites had approximately 23.9 million unique visitors reaching 14.5 percent of the Internet audience.

On May 7, 2007, the company completed its sale of the Norwich (CT) Bulletin, the Rockford (IL) Register Star, the Observer-Dispatch in Utica, NY, and The Herald-Dispatch in Huntington, WV. In addition, the Chronicle-Tribune in Marion, IN, was contributed to the Gannett Foundation on May 21, 2007. The revenue and statistical data related to these properties has been excluded from all periods presented.

The pro forma broadcasting revenue statistics include results for KTVD-TV in Denver (acquired in late June 2006 and operated as a duopoly with KUSA-TV) and WATL-TV in Atlanta (acquired in August 2006 and operated as a duopoly with WXIA-TV). Ad linage for Newsquest,

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Clipper and Gannett Healthcare Group are not included in the ad volume statistics. Circulation volume numbers for Newsquest's paid daily newspapers are included in the enclosed statistics, but volume from unpaid daily and non-daily publications is not included in the circulation volume statistics.

Gannett Co., Inc. is a leading international news and information company that publishes 85 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns nearly 1,000 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes nearly 300 titles, including 18 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 23 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

Contact: Jeff Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY
                         Period 12 (December 3, 2007 - December 30, 2007)
                                                                         %
                             2007            2006           CHANGE    CHANGE
REVENUES:
Advertising:
Local                 $   185,135,000 $   242,668,000 $  (57,533,000) (23.7)
National                   63,774,000      90,839,000    (27,065,000) (29.8)
Classified                115,705,000     162,110,000    (46,405,000) (28.6)
                       --------------   -------------   ------------- ------
Total Advertising     $   364,614,000 $   495,617,000 $ (131,003,000) (26.4)
                       ==============   =============   ============= ======
Circulation                98,111,000     123,008,000    (24,897,000) (20.2)
Other revenue              39,466,000      45,038,000     (5,572,000) (12.4)
Broadcasting               58,382,000      74,521,000    (16,139,000) (21.7)
                       --------------   -------------   ------------- ------
Total Revenue         $   560,573,000 $   738,184,000 $ (177,611,000) (24.1)
                       ==============   =============   ============= ======
VOLUME:
Newspaper Inches:
Local                       2,680,418       3,520,571       (840,153) (23.9)
National                      255,604         346,457        (90,853) (26.2)
Classified                  3,184,975       4,372,867     (1,187,892) (27.2)
                       --------------   -------------   ------------- ------
Total ROP                   6,120,997       8,239,895     (2,118,898) (25.7)
                       ==============   =============   ============= ======
Preprint Distribution
(in thousands)              1,144,437       1,467,444       (323,007) (22.0)
                       ==============   =============   ============= ======
NET PAID CIRCULATION:
Morning (w/USAT)            6,400,510       6,604,708       (204,198)  (3.1)
Evening                       797,076         833,377        (36,301)  (4.4)
                       --------------   -------------   ------------- ------
Total Daily                 7,197,586       7,438,085       (240,499)  (3.2)
                       ==============   =============   ============= ======
Sunday                      5,660,295       5,967,138       (306,843)  (5.1)
                       ==============   =============   ============= ======

                            Year-to-Date through December 30, 2007
                                                                         %
                             2007            2006           CHANGE    CHANGE
REVENUES:
Advertising:
Local                 $ 2,178,614,000 $ 2,278,423,000 $  (99,809,000)  (4.4)
National                  765,861,000     819,648,000    (53,787,000)  (6.6)
Classified              1,992,684,000   2,177,422,000   (184,738,000)  (8.5)
                       --------------   -------------   ------------- ------
Total Advertising     $ 4,937,159,000 $ 5,275,493,000 $ (338,334,000)  (6.4)
                       ==============   =============   ============= ======
Circulation             1,252,356,000   1,279,022,000    (26,666,000)  (2.1)
Other revenue             460,648,000     435,982,000     24,666,000    5.7
Broadcasting              789,297,000     884,568,000    (95,271,000) (10.8)
                       --------------   -------------   ------------- ------
Total Revenue         $ 7,439,460,000 $ 7,875,065,000 $ (435,605,000)  (5.5)
                       ==============   =============   ============= ======
VOLUME:
Newspaper Inches:
Local                      31,325,404      33,682,269     (2,356,865)  (7.0)
National                    2,997,098       3,318,393       (321,295)  (9.7)
Classified                 48,463,520      54,137,086     (5,673,566) (10.5)
                       --------------   -------------   ------------- ------
Total ROP                  82,786,022      91,137,748     (8,351,726)  (9.2)
                       ==============   =============   ============= ======
Preprint Distribution
(in thousands)             11,667,778      12,211,203       (543,425)  (4.5)
                       ==============   =============   ============= ======
NET PAID CIRCULATION:
Morning (w/USAT)            6,718,157       6,840,006       (121,849)  (1.8)
Evening                       822,724         859,839        (37,115)  (4.3)
                       --------------   -------------   ------------- ------
Total Daily                 7,540,881       7,699,845       (158,964)  (2.1)
                       ==============   =============   ============= ======
Sunday                      5,827,704       6,068,076       (240,372)  (4.0)
                       ==============   =============   ============= ======
Note:  Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers
       Partnership and the Texas-New Mexico Newspapers Partnership have been reclassified from "Other revenue" above and are reflected in a separate line in the Non-Operating section of the Statement of Income titled "Equity income in unconsolidated investees, net."
       Reclassifications have been made for all prior periods presented.
       Other revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.
       The above revenue amounts and statistics have been restated to include all companies presently owned, including KTVD-TV in Denver
       (acquired in late June 2006 and operated as a duopoly along with
       KUSA-TV) and WATL-TV in Atlanta (acquired in August 2006 and operated as a duopoly along with WXIA-TV).  In May 2007, Gannett sold the
       Norwich (CT) Bulletin, the Rockford (IL) Register Star, the
       Observer-Dispatch in Utica, NY and The Herald-Dispatch in Huntington,
       WV.  In May 2007 and April 2006, Gannett contributed the Chronicle-
       Tribune in Marion, IN and the Muskogee (OK) Phoenix, respectively, to the Gannett Foundation.  All revenue amounts and statistics related to the sold and donated properties are excluded from all periods presented.
       Advertising linage statistics from the company's newspaper in
       Tucson, which participates in a joint operating agency, are not included above, however, circulation volume statistics are included.
       Newsquest is a regional newspaper publisher in the United Kingdom with nearly 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's
       18 paid-for daily newspapers are included above.  Circulation volume statistics for the Sunday Herald are included above in the Sunday statistics.  Circulation volume statistics for Newsquest's unpaid daily and non-daily publications are not reflected above.
       Advertising linage for Newsquest publications is not reflected above.
       Circulation volume and advertising linage statistics for non-daily products, including Gannett Healthcare Group and Clipper Magazine are not reflected above.

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY
                    4th Quarter 2007 (October 1, 2007 - December 30, 2007)
                                                                         %
                              2007            2006         CHANGE     CHANGE
REVENUES:
Advertising:
Local                 $   599,982,000 $   659,264,000 $  (59,282,000)  (9.0)
National                  214,673,000     246,335,000    (31,662,000) (12.9)
Classified                431,443,000     514,335,000    (82,892,000) (16.1)
                       --------------   -------------   ------------- ------
Total Advertising     $ 1,246,098,000 $ 1,419,934,000 $ (173,836,000) (12.2)
                       ==============   =============   ============= ======
Circulation               313,408,000     337,442,000    (24,034,000)  (7.1)
Other revenue             125,381,000     125,585,000       (204,000)  (0.2)
Broadcasting              212,031,000     270,645,000    (58,614,000) (21.7)
                       --------------   -------------   ------------- ------
Total Revenue         $ 1,896,918,000 $ 2,153,606,000 $ (256,688,000) (11.9)
                       ==============   =============   ============= ======
VOLUME:
Newspaper Inches:
Local                       8,512,609       9,684,382     (1,171,773) (12.1)
National                      835,547         934,124        (98,577) (10.6)
Classified                 11,123,422      13,367,251     (2,243,829) (16.8)
                       --------------   -------------   ------------- ------
Total ROP                  20,471,578      23,985,757     (3,514,179) (14.7)
                       ==============   =============   ============= ======
Preprint Distribution
(in thousands)              3,441,145       3,739,948       (298,803)  (8.0)
                       ==============   =============   ============= ======
NET PAID CIRCULATION:
Morning (w/USAT)            6,640,562       6,814,441       (173,879)  (2.6)
Evening                       826,468         864,812        (38,344)  (4.4)
                       --------------   -------------   ------------- ------
Total Daily                 7,467,030       7,679,253       (212,223)  (2.8)
                       ==============   =============   ============= ======
Sunday                      5,747,929       6,040,982       (293,053)  (4.9)
                       ==============   =============   ============= ======
Note:  Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers
       Partnership and the Texas-New Mexico Newspapers Partnership have been reclassified from "Other revenue" above and are reflected in a separate line in the Non-Operating section of the Statement of Income titled "Equity income in unconsolidated investees, net."
       Reclassifications have been made for all prior periods presented.
       Other revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.
       The above revenue amounts and statistics have been restated to include all companies presently owned, including KTVD-TV in Denver
       (acquired in late June 2006 and operated as a duopoly along with
       KUSA-TV) and WATL-TV in Atlanta (acquired in August 2006 and operated as a duopoly along with WXIA-TV).  In May 2007, Gannett sold the
       Norwich (CT) Bulletin, the Rockford (IL) Register Star, the
       Observer-Dispatch in Utica, NY and The Herald-Dispatch in Huntington,
       WV.  In May 2007 and April 2006, Gannett contributed the Chronicle-
       Tribune in Marion, IN and the Muskogee (OK) Phoenix, respectively, to the Gannett Foundation.  All revenue amounts and statistics related to the sold and donated properties are excluded from all periods presented.
       Advertising linage statistics from the company's newspaper in
       Tucson, which participates in a joint operating agency, are not included above, however, circulation volume statistics are included.
       Newsquest is a regional newspaper publisher in the United Kingdom with nearly 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's
       18 paid-for daily newspapers are included above.  Circulation volume statistics for the Sunday Herald are included above in the Sunday statistics.  Circulation volume statistics for Newsquest's unpaid daily and non-daily publications are not reflected above.
       Advertising linage for Newsquest publications is not reflected above.
       Circulation volume and advertising linage statistics for non-daily products, including Gannett Healthcare Group and Clipper Magazine are not reflected above.

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY
                         Period 12 (December 3, 2007 - December 30, 2007)
                                   Excluding 53rd Week in 2006
                                                                         %
                             2007            2006           CHANGE    CHANGE
REVENUES:
Advertising:
Local                 $   185,135,000 $   205,149,000 $  (20,014,000)  (9.8)
National                   63,774,000      81,441,000    (17,667,000) (21.7)
Classified                115,705,000     140,088,000    (24,383,000) (17.4)
                       --------------  --------------  -------------- ------
Total Advertising     $   364,614,000 $   426,678,000 $  (62,064,000) (14.5)
                       ==============  ==============  ============== ======
Circulation                98,111,000     101,267,000     (3,156,000)  (3.1)
Other revenue              39,466,000      38,274,000      1,192,000    3.1
Broadcasting               58,382,000      62,443,000     (4,061,000)  (6.5)
                       --------------  --------------  -------------- ------
Total Revenue         $   560,573,000 $   628,662,000 $  (68,089,000) (10.8)
                       ==============  ==============  ============== ======
                             Year-to-Date through December 30, 2007
       Excluding 53rd Week in 2006
                                                                         %
                             2007            2006           CHANGE    CHANGE
REVENUES:
Advertising:
Local                 $ 2,178,614,000 $ 2,231,217,000 $  (52,603,000)  (2.4)
National                  765,861,000     850,525,000    (84,664,000) (10.0)
Classified              1,992,684,000   2,123,434,000   (130,750,000)  (6.2)
                       --------------  --------------  -------------- ------
Total Advertising     $ 4,937,159,000 $ 5,205,176,000 $ (268,017,000)  (5.1)
                       ==============  ==============  ============== ======
Circulation             1,252,356,000   1,257,924,000     (5,568,000)  (0.4)
Other revenue             460,648,000     430,593,000     30,055,000    7.0
Broadcasting              789,297,000     872,490,000    (83,193,000)  (9.5)
                       --------------  --------------  -------------- ------
Total Revenue         $ 7,439,460,000 $ 7,766,183,000 $ (326,723,000)  (4.2)
                       ==============  ==============  ============== ======
Note:  Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers
       Partnership and the Texas-New Mexico Newspapers Partnership have been reclassified from "Other revenue" above and are reflected in a separate line in the Non-Operating section of the Statement of Income titled "Equity income in unconsolidated investees, net."
       Reclassifications have been made for all prior periods presented.
       Other revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.
       The above revenue amounts have been restated to include all companies presently owned, including KTVD-TV in Denver (acquired in late June
       2006 and operated as a duopoly along with KUSA-TV) and WATL-TV in
       Atlanta (acquired in August 2006 and operated as a duopoly along with
       WXIA-TV).  In May 2007, Gannett sold the Norwich (CT) Bulletin, the
       Rockford (IL) Register Star, the Observer-Dispatch in Utica, NY and
       The Herald-Dispatch in Huntington, WV.  In May 2007 and April 2006,
       Gannett contributed the Chronicle-Tribune in Marion, IN and the
       Muskogee (OK) Phoenix, respectively, to the Gannett Foundation.  All revenue amounts related to the sold and donated properties are excluded from all periods presented.

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY
                   4th Quarter 2007 (October 1, 2007 - December 30, 2007)
                                   Excluding 53rd Week in 2006
                                                                         %
                             2007            2006           CHANGE    CHANGE
REVENUES:
Advertising:
Local                 $   599,982,000 $   620,776,000 $  (20,794,000)  (3.3)
National                  214,673,000     242,980,000    (28,307,000) (11.6)
Classified                431,443,000     486,957,000    (55,514,000) (11.4)
                       --------------  --------------  -------------- ------
Total Advertising     $ 1,246,098,000 $ 1,350,713,000 $ (104,615,000)  (7.7)
                       ==============  ==============  ============== ======
Circulation               313,408,000     315,808,000     (2,400,000)  (0.8)
Other revenue             125,381,000     119,101,000      6,280,000    5.3
Broadcasting              212,031,000     258,567,000    (46,536,000) (18.0)
                       --------------  --------------  -------------- ------
Total Revenue         $ 1,896,918,000 $ 2,044,189,000 $ (147,271,000)  (7.2)
                       ==============  ==============  ============== ======
Note:  Beginning with this report, the company's equity share of operating results from its newspaper parnterships, including Tucson, which participates in a joint operating agency, the California Newspapers
       Partnership and the Texas-New Mexico Newspapers Partnership have been reclassified from "Other revenue" above and are reflected in a separate line in the Non-Operating section of the Statement of Income titled "Equity income in unconsolidated investees, net."
       Reclassifications have been made for all prior periods presented.
       Other revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.
       The above revenue amounts have been restated to include all companies presently owned, including KTVD-TV in Denver (acquired in late June
       2006 and operated as a duopoly along with KUSA-TV) and WATL-TV in
       Atlanta (acquired in August 2006 and operated as a duopoly along with
       WXIA-TV).  In May 2007, Gannett sold the Norwich (CT) Bulletin, the
       Rockford (IL) Register Star, the Observer-Dispatch in Utica, NY and
       The Herald-Dispatch in Huntington, WV.  In May 2007 and April 2006,
       Gannett contributed the Chronicle-Tribune in Marion, IN and the
       Muskogee (OK) Phoenix, respectively, to the Gannett Foundation.  All revenue amounts related to the sold and donated properties are excluded from all periods presented.

Gannett Online Internet Audience
December 2007

Nielsen//Net Ratings
Home/Work Panel Combined
    Unique Visitors  Percentage Reach of
        Per Month    Internet Audience
Gannett Online       23,900,000   14.5%